                                                                    EXHIBIT 10.6



                            DISTRIBUTION AGREEMENT



                                    BETWEEN
                                    -------


                           BRISTOL WORLDSOURCE, INC.
                           -------------------------

                                      AND
                                      ---

                    VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.
                    ---------------------------------------



                                     DATED
                                     -----


                               SEPTEMBER 6,1996
                               ----------------

                            DISTRIBUTION AGREEMENT
                            ----------------------

                               TABLE OF CONTENTS
                               -----------------

1. INTERPRETATION..................................................  4

     1.1. Interpretation...........................................  4
     1.2. Schedules................................................  4

2. APPOINTMENT OF REPRESENTATIVE...................................  5

     2.1. Appointment..............................................  5
     2.2. Distributor's Market Obligations.........................  5
     2.3. Sub-Distributors and Agents..............................  6
     2.4. Marketing Effort.........................................  6
     2.5. Marketing Tools..........................................  6
     2.6. Sales Support/Training...................................  6
     2.7. Distributor's Indemnity..................................  6

3. PRICING.........................................................  6

     3.1. Price....................................................  6
     3.2. Price Changes............................................  7
     3.3. Price Changes Not Applicable.............................  7
     3.4. Re-Sale Prices...........................................  7

4. PURCHASE ORDERS AND SHIPPING SCHEDULES..........................  7

     4.1. Minimum Volumes..........................................  7
     4.2. Purchase Orders..........................................  7
     4.3. Amendments to Purchase Orders............................  7
     4.4. Communication of Information.............................  8
     4.5. Shipping.................................................  8
     4.6. Additional Procedures....................................  8

5. MANUFACTURING BY MANUFACTURER...................................  8

     5.1. Specifications...........................................  8
     5.2. Manufacturer's Limited Warranty..........................  8
     5.3. Manufacturer's Indemnity.................................  8
     5.4. Installation.............................................  9

6. PACKAGING AND INSPECTION........................................  9

     6.1. Packaging................................................  9
     6.2. Marking..................................................  9

7. PAYMENT.........................................................  9

8. REPRESENTATIONS AND WARRANTIES.................................. 10

     8.1. Manufacturer's Representations and Warranties............ 10
     8.2. Distributor's Representations and Warranties............. 10

9. TERM AND TERMINATION............................................ 11

     9.1. Term..................................................... 11
     9.2. Option to Renew.......................................... 11
     9.3. Termination by Either Party.............................. 11
     9.4. Liabilities.............................................. 12
     9.5. Force Majeure............................................ 12
     9.6. Survival of Covenants.................................... 12

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

                            DISTRIBUTION AGREEMENT
                            ----------------------

                               TABLE OF CONTENTS
                               -----------------


     9.7. Survival of Representations, Warranties and Indemnities.  12

10. MANUFACTURER'S PROPRIETARY RIGHTS AND ADDITIONAL COVENANTS
OF DISTRIBUTOR....................................................  12

11. DISTRIBUTOR'S PROPRIETARY RIGHTS..............................  13

12. GENERAL PROVISIONS............................................  14

     12.1. Entire Agreement.......................................  14
     12.2. Severability...........................................  14
     12.3. Amendments.............................................  14
     12.4. Assignment.............................................  14
     12.5. Waiver and Consent.....................................  15
     12.6. Governing Law..........................................  15
     12.7. Venue and Jurisdiction.................................  15
     12.8. WAIVER OF TRIAL BY JURY................................  15
     12.9. Attorney's Fees and Costs..............................  16
     12.10. Notice................................................  16
     12.11. Binding Effect........................................  17
     12.12. Time of Essence.......................................  17
     12.13. No Partnership........................................  17
     12.14. Counterparts..........................................  17

13. SCHEDULES.....................................................  18

     SCHEDULE "A": MANUFACTURER'S PRODUCTS AND PRICES.............  19
     SCHEDULE "B": MINIMUM VOLUMES................................  20
     SCHEDULE "C": MARKET.........................................  21
     SCHEDULE "D": PATENTS AND TRADEMARKS.........................  22
     SCHEDULE "E": PROFIT DISTRIBUTION RATIO......................  23
     SCHEDULE "F": CONSUMER PRODUCTS NOT IN DIRECT COMPETITION....  24

13. EXHIBITS......................................................

     EXHIBIT "1": SALES REPRESENTATIVE AGREEMENT, MARCH 3, 1996...
     EXHIBIT "2": MARKETING PLAN..................................

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

                         MASTER DISTRIBUTION AGREEMENT
                         -----------------------------

THIS AGREEMENT made as of September __, 1996, Supersedes all agreements related to the subject matter hereof

BETWEEN:

          BRISTOL WORLDSOURCE, INC.
          -------------------------
          a Texas corporation having an office at 7557 Rambler Road Suite 750 Dallas, Texas 75231 and any subsidiaries and/or affiliates

          (the "Distributor")

AND:

          VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.,
          ----------------------------------------
          a Delaware corporation having an office at 1335 Greg Street, #104, Sparks, NV 89431 and any subsidiaries and/or affiliates

          (the "Manufacturer")

WHEREAS:

A) The Distributor wishes to engage in the consumer and commercial water filtration and purification products market described in Schedule "C" (the "Market") and is interested in selling in the Market the products of the Manufacturer as defined in Schedule "A" to this Agreement (the "Products") under the Manufacturer's trademarks, "Diamond Rain(TM)" and "Filtura(TM)" and to engage the Manufacturer to produce similar products on a private label basis.

B) The Manufacturer has expressed its desire to produce and sell the Products to the Distributor for exclusive distribution in the Market, and

C) The Manufacturer has agreed to license the Distributor to use the trademarks "Diamond Rain(TM)", "Filtura(TM), and all other marks and distinctive designs described in Schedule "D" to this Agreement and any future trademarks or trade names which the Manufacturer may develop and agree to license to the Distributor (collectively referred to as the "Trademarks") for the sole purpose of permitting the Distributor to market and sell the Products in the Market; and

D) The Manufacturer has agreed to, subject to the terms of this Agreement, license the Distributor with the right to utilize Product covered by certain Patents or Trademarks described in Schedule "D" to this Agreement, and any future patents which the Manufacturer may obtain in connection with the Products, for the sole purpose of permitting the Distributor to market and sell the Manufacturer's Products in the Market. The Distributor specifically acknowledges and agrees with the Manufacturer that the Distributor has no proprietary rights in and to the Trademarks and Patents.

E) THIS AGREEMENT WITNESSES that, in consideration of the covenants contained herein, the parties mutually agree as follows:

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

1.  INTERPRETATION
--  --------------

1.1.  INTERPRETATION

For all purposes of this Agreement, except as otherwise expressly provided or unless the content otherwise requires:

      a) "this Agreement" means this Distribution Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to its provisions ;

      b) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any portion thereof;

      c) the word "including", when following any general statement, term or matter, is not to be construed as limiting such general statement, term or matter to the specific items or matters set forth immediately following such words or to similar items or matters;

      d) all accounting terms not otherwise defined have the meanings assigned to them and all calculations to be made hereunder are to be made in accordance with United States generally accepted accounting principles applied on a consistent basis;

      e) all references to currency means lawful money of the United States of America and all amounts to be calculated or paid pursuant to this Agreement are to be calculated in lawful money of the United States of America;

      f) a reference to a statute includes all regulations made under that statute, all amendments to such statute or regulations in force from time to time, and any statute or regulation which supplements or supersedes such statute or regulations;

      g) words imparting the masculine gender include the feminine or neuter, words in the singular include the plural, and vice versa;

      h) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent;

      i) all references in this Agreement to a designated "Part", "Section" or to a Schedule is to the designated part, section or schedule to this Agreement, and followed by a number, letter or some combination of numbers and letters refers to the provision of this Agreement so designated; and

      j) "person" means an individual, corporation, body corporate, partnership, joint venture, limited liability company, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative.

1.2.  SCHEDULES

The following schedules constitute an integral part of and are deemed to be incorporated by reference into this Agreement:

            Schedule "A"                  Manufacturer's Products and Prices
            Schedule "B"                  Minimum Volumes
            Schedule "C"                  The Market
            Schedule "D"                  Patents and Trademarks
            Schedule "E"                  Profit Distribution Ratio
            Schedule "F"                  Products not in Direct Competition

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

2.  APPOINTMENT OF REPRESENTATIVE
--  -----------------------------

2.1.  APPOINTMENT

The Manufacturer hereby appoints the Distributor as its Exclusive Distributor for the Products for resale within the Market as listed in Schedule "C" on an independent contractor basis and not as an employee. The distributor hereby accepts its appointment as the Manufacturer's Master Distributor of the Products in the Market, under the Manufacturer's trademarks, for the Term of this Agreement set out in Part 9. The Manufacturer shall not market, distribute, sell or lease the Products in or for sale or distribution in the Market for the term of this Agreement, provided, however, that the Manufacturer shall be entitled to take any such action if (a) the Distributor shall have breached any material term hereof or shall have failed to comply with any material condition set forth herein, and (b) Distributor has not remedied or cured any such breach or failure to comply within sixty (60) days following receipt by Distributor of written notice from Manufacturer setting forth in reasonable detail the provisions which have been breached or where there has been a failure to comply. Distributor shall not be entitled to such sixty (60) day notice if (i) Distributor shall fail materially to comply with the provisions of Part 10 requiring Distributor to keep certain proprietary information confidential, or
(ii) Distributor shall fail to make payments required to be made by it hereunder when due.

All Purchase orders received after the date of this Agreement will be forwarded to the Distributor for review and approval and will be accounted for as sales of the Distributor. Manufacturer agrees to assign and Distributor agrees to assume all rights and obligations under the Sales Representative Agreement with Eagle Associates, Inc. (which includes Maverick Sales), dated March 3, 1996 (Exhibit
1), upon the signing of this Agreement. Distributor further agrees to provide direction to Manufacturer's Sales Manager following the signing of this Agreement and continuing until the earlier of December 31, 1996 or the termination of the employment relationship between the Sales Manager and the Manufacturer. Manufacturer, agrees to continue the employment of the Sales Manager until December 31,1996, subject to the continuing levels of performance which are mutually acceptable to both the Manufacturer and Distributor. The cost of employing the Sales Manager, excluding travel and entertainment expense, for the first two month period following the signing of this Agreement will be to the account of the Manufacturer. All costs after the initial two month period up to and including December 31, 1996, relating to the Sales Manager, will be reimbursed to the Manufacturer by the Distributor on a semi-monthly basis. The Manufacturer will have the option to extend the employment of the Sales Manger for an additional period of up to 60 days following December 31,1996, under the then existing terms, if the Distributor has not achieved the Minimum Purchase level for the period as defined in Schedule B. The Manufacturer will have no obligation to replace the Sales Manager in the case of a voluntary or involuntary termination. Manufacturer agrees to release and Distributor agrees to offer employment to the Sales Manager at the end of the two month period. It is understood that the Distributor's obligation to offer employment to the Sales Manager is subject in all respects to the Sales Manager's demonstrated performance during this period.

2.2.  DISTRIBUTOR'S MARKET OBLIGATIONS

During the Term of this Agreement, the Distributor will use its reasonable efforts to promote the sale of the Products in the Market and will maintain a trained and competent sales force and provide such training at the Distributor's expense. Training at the Manufacturer's place of business for Distributor's personnel who will train other Distributor personnel may be scheduled from time to time by the parties.

The Distributor agrees that during the term of this agreement that it will not represent, promote or sell any products that are in direct competition to those offered by the Manufacturer as outlined in Schedule "A". However, the Distributor may represent, promote or sell products that are complementary and / or

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                                 Page 6 of 24
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

which will provide the Distributor with a full product line of water purification and treatment products. Products which are specifically agreed as not in direct competition include, but not limited to items listed on Schedule "F.

2.3.  SUB-DISTRIBUTORS AND AGENTS

The Distributor may appoint by contract one or more sub-distributors or agents of the Products in the Market, provided that the Manufacturer will have no obligation to, or responsibility for, such sub-distributors or agents. Such sub-distributors or agents will be made subject to the limitations and restrictions as are imposed upon the Distributor under this Agreement including but not limited to Sections 9 and 10 of the Agreement. Termination of this Agreement with the Distributor will at the option of the Manufacturer terminate any sub-distributors or agents.

2.4.  MARKETING EFFORT

Any costs of marketing efforts by the Distributor on behalf of the Products are to be borne by the Distributor unless other prior specific agreement is provided in writing by the Manufacturer.

2.5.  MARKETING TOOLS

The Manufacturer acknowledges that the Distributor will require access to Manufacturer's technical and promotional materials for the Products and agrees that it will provide at no cost to the Distributor technical information, operating manuals, mechanical artwork and design work for reproduction by Distributor at Distributor's expense. However, Manufacturer is under no obligation to prepare or develop new mechanical artwork, design work, promotional or advertising material. The Manufacturer will have the right, and will be provided the opportunity, to review all advertising and promotional material relating to the Manufacturer's Products to assure technical accuracy as to the performance of the Products and to assure that the Manufacturer's name, products and trademarks are not improperly represented.

Manufacturer agrees to provide all reasonably requested technical support by telephone or in writing. Any on-site support by Manufacturer's personnel (on-site support shall be defined to mean any support provided outside of Manufacturer's offices in Nevada), requested by the Distributor, shall be provided at Distributor's expense.

2.6.  SALES SUPPORT/TRAINING

The Manufacturer will provide to the Distributor and the Distributor and its sub-Distributors will obtain the necessary product information, training and expertise at locations to be designated by Distributor in order to equip Distributor and sub-Distributors to complete successful sales. This Agreement is not a franchise agreement and shall not be construed as such.

2.7.  DISTRIBUTOR'S INDEMNITY

Distributor will indemnify and save harmless the Manufacturer of and from all claims, damages, losses or expenses (including attorneys' fees) for or relating to missrepresentations made by the Distributor or the Distributor's agents or representatives as to the Manufacturer or Products.

3.  PRICING
--  -------

3.1.  PRICE

Subject to Section 3.2, during the Term of this Agreement, the Manufacturer will sell the Products to the Distributor, complete for sale in the Market, at the Distributor prices set out in Schedule "A" to this Agreement.

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

3.2.  PRICE CHANGES

The prices of Products will be established and adjusted in accordance with Schedule A of this Agreement, provided, however, that the prices set out in Schedule "A" shall remain in effect for a period of one year from the date of this Agreement and represent a floor for future price adjustments. Distributor may request quotations of prices from Manufacturer, and the quotations made shall remain in effect for the period of time agreed between Manufacturer and Distributor from time to time. Manufacturer understands that Distributor may be required to supply over a long period of time systems utilizing Manufacturer's Products, and the parties shall work together to determine a method of obtaining quotes and establishing prices in such circumstances.

3.3.  PRICE CHANGES NOT APPLICABLE

Notwithstanding the provision for increasing or decreasing the prices of the Products, the parties agree that no price change will affect any Products for which a Purchase Order (as defined in Part 4) has been issued and accepted.

3.4.  RE-SALE PRICES

Subject to all applicable laws, the Distributor may, in its sole discretion, determine the prices of the Products which it sells to its customers or sub-Distributors in the Market, while receiving suggested retail pricing from the Manufacturer as a guideline to follow.

4.  PURCHASE ORDERS AND SHIPPING SCHEDULES
--  --------------------------------------

4.1.  MINIMUM VOLUMES

Subject to Section 9.5, the Distributor will, in the ordinary course, order in each year of this Agreement, and pay for, the minimum volumes of Products set out in Schedule "B" and the Manufacturer will deliver such minimum volumes of Products in accordance with the other terms and conditions of this Agreement.

4.2.  PURCHASE ORDERS

Manufacturer agrees to supply the Products to the Distributor in the quantities requested and at prices provided for herein. If a Purchase Order (hereinafter defined) conflicts with the provisions hereof, the provisions of this Agreement shall govern. The Distributor will prepare Purchase Orders (the "Purchase Orders") for all Products and each such order will specify the type of Products, the quantity of each model number ordered, delivery schedules and any other information which the Distributor or Manufacturer considers necessary. All Purchase Orders must specify the requested shipping date, which must be agreed to in writing by Manufacturer. The obligations of Manufacturer to deliver the Products in accordance with the accepted Purchase Orders are subject to the force majeure conditions set forth in Section 9.5 of this Agreement. The Manufacturer will make all reasonable efforts to provide for timely deliveries of Produces, however, under no circumstances will the Manufacturer be subject to penalties for late deliveries unless specifically agreed to in writing by the Manufacturer.

4.3.  AMENDMENTS TO PURCHASE ORDERS

The parties acknowledge that Purchase Orders may need to be modified depending upon the specifications developed through feasibility studies conducted or through information obtained by or on behalf of Distributor in the Market. If the Distributor requires a modification of a Purchase Order, Distributor shall submit a change order, and Manufacturer promptly shall respond to such proposed change. Manufacturer shall acknowledge its acceptance or rejection of a proposed change order within seven (7) business days of receipt of the Distributor's proposed change in the Purchase Order.

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

4.4.  COMMUNICATION OF INFORMATION

The parties agree that all Purchase Orders, amended Purchase Orders, changes to shipping schedules and amended shipping schedules will be communicated by facsimile or such other method of communication as the parties may agree to from time to time. The Manufacturer agrees that it will acknowledge receipt, approval or disapproval of all Purchase Orders by a facsimile sent within three business days of receipt of the Distributor's Purchase Order.

4.5.  SHIPPING

All sales shall be Free on Board (FOB) at Manufacturer's designated shipping location in the State of Nevada, as provided in the Purchase Order, unless otherwise agreed by the parties in writing. Cartage, insurance and freight are to be paid by Distributor.

4.6.  ADDITIONAL PROCEDURES

The parties recognize that additional procedures may be necessary from time to time during the term of this Agreement and each agrees to cooperate with each other to formulate and implement new policies and procedures.

5.  MANUFACTURING BY MANUFACTURER
--  -----------------------------

5.1.  SPECIFICATIONS

The Manufacturer will produce all Products to the technical specifications set forth in Purchase Orders accepted in writing by Manufacturer.

5.2.  MANUFACTURER'S LIMITED WARRANTY

The Manufacturer warrants its Products against defects in material or workmanship and failure to meet agreed specifications for a period of twelve
(12) months from the date of shipment. This warranty extends to the end-user. The Manufacturer agrees to provide, at Manufacturer's cost, a North America based warranty service via 24-hour phone available to end-users. If Manufacturer is notified in writing during the warranty period of a defective Product, and proof of purchase of the Product is provided, the defective Product will be repaired or replaced (with the same or similar model), at Manufacturer's option, without charge for either parts or labor or shipping. This limited warranty shall cover defects arising only from normal usage and does not cover malfunction or failure resulting from misuse, abuse, neglect, alteration, modification, abnormal working conditions, or repairs by other than the Manufacturer. To obtain warranty service for defective Products for which Manufacturer received written or verbal ( via the warranty phone service) notice during the applicable warranty period, the Product must be delivered properly packaged, shipping prepaid, to the Manufacturer along with proof of purchase documentation.

REPAIR OR REPLACEMENT AS PROVIDED UNDER THIS WARRANTY IS THE EXCLUSIVE REMEDY OF THE PURCHASER. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, AND THE MANUFACTURER SHALL IN NO EVENT BE LIABLE TO PURCHASER FOR INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND OR CHARACTER.

5.3.  MANUFACTURER'S INDEMNITY

Manufacturer will indemnify and save harmless the Distributor of and from all claims, damages, losses or expenses (including attorneys' fees) for claimed infringement of intellectual property rights by any Products.

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

5.4.  INSTALLATION

The Distributor will assume responsibility for any claims arising as a result of improper installation of the Products or improper training of purchasers. The Distributor acknowledges that Manufacturer is not responsible for improper installation of the Products. Distributor will indemnify and hold Manufacturer harmless of and from any claims, damages, losses or expenses (including attorneys' fees) related thereto.

6.  PACKAGING AND INSPECTION
--  ------------------------

6.1.  PACKAGING

The Manufacturer will ensure that each shipment conforms to the Purchase Order or any amendment thereto, and that all Products will be properly packaged for international shipment in packaging materials supplied by the Manufacturer. The cost of all custom packaging will be borne by the Distributor and shall be subject to prior written agreement.

6.2.  MARKING

The Manufacturer will ensure that all packaged Products will, at its expense, be clearly marked in English as to contents and as required pursuant to the Laws of the United States of America, State of Nevada and those generally required of international shipping. All translation expenses from English to another language shall be at the sole expense of the Distributor. Any marking or labeling expense other than the customary marking and labeling supplied by the Manufacturer shall be the expense of the Distributor. Information regarding marking in languages other than English and/or for shipment outside the United States of America shall be supplied by Distributor and will be affixed to the packaging by Manufacturer according to instructions provided by Distributor.

7.  PAYMENT
--  -------

Distributor will assign all customer receivables, excluding credit card sales and customers for which the Manufacturer has declined to approve credit ("Declined Credits"), to Manufacturer with payments to be made by customers to a "lock-box" account maintained by the Manufacturer at USBank or other mutually agreed bank. The Manufacturer will have the right to approve or decline any customer credit, however, approval shall not be unreasonably withheld by the Manufacturer. All instructions to the bank will be required to be in writing and signed by both the Manufacturer and the Distributor. The bank will be instructed to transfer all funds in excess of any minimum balance requirement to separate accounts maintained by Manufacturer and Distributor on a daily basis in accordance with an estimated ratio agreed upon from time to time in writing by the Manufacturer and Distributor (see Schedule "E"). A mutually agreed upon third party will be engaged to prepare monthly analyses of the account and settlement statement by the 15th of each month for the prior month with settlement to be made within five days. The Manufacturer will make records of the account will be available for audit and inspection by the Distributor during normal business hours. Neither the Manufacturer or the Distributor will permit this account to be subject to claim or offset by any third party through pledged collateralization or otherwise unless agreed to in writing by the other party.

Unless otherwise mutually agreed in writing, all customer terms will be net 30 days. If customer fails to pay within 60 days following the due date, the Distributor will pay the Manufacturer the amount due the Manufacturer for products sold to the customer. Upon receipt of payment from the Distributor the Manufacturer will release its assignment of the receivable from the customer. Sales to the Distributor, representing cash, credit card sales and Declined Credits, by the Distributor, will be on a cash basis unless otherwise agreed to in writing by the Manufacturer.

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

At the option of the Distributor, the Distributor may convert to straight 60 day terms, with no assignment of receivables, by providing the Manufacturer with a letter of credit(s) equal or greater than the maximum amount of credit that from time to time may be outstanding. Such letter of credit(s) to be drawn on any US money center or major regional bank or other bank acceptable to the Manufacturer. Letter(s) of credit to be payable at sight with presentation of unpaid invoice supported by purchase order from Distributor, shipping documents and / or such other documents as may be mutually agreed by the parties.

All payments shall be made in currency of the United States of America unless otherwise agreed, in writing, by the Manufacturer.

8.  REPRESENTATIONS AND WARRANTIES
--  ------------------------------

8.1.  MANUFACTURER'S REPRESENTATIONS AND WARRANTIES


The Manufacturer represents and warrants to the Distributor that:

      a) the Manufacturer is a corporation organized, validly existing and in good standing under the laws of the State of Delaware.

      b) the Manufacturer has full and unrestricted power and authority to execute and deliver this Agreement and perform its obligations under this Agreement, all necessary corporate action has been taken to authorize the execution and delivery of this Agreement and the performance of the Manufacturer's obligations under this Agreement and no consent of the Manufacturer's shareholders or of any other person or governmental agency is required to permit the Manufacturer to execute and deliver this Agreement and perform its obligations;

      c) neither the execution or delivery of this Agreement nor the performance by the Manufacturer of its obligations under this Agreement conflict with or will result in a default under any contract, judgment, order, bylaw, charter provision, law, rule, regulation or arbitration award to which the Manufacturer is a party or by which the Manufacturer or its property is bound;

      d) the sale or use of the Products in the Market do not and will not infringe any patent or other intellectual property rights of others.

8.2.  DISTRIBUTOR'S REPRESENTATIONS AND WARRANTIES


The Distributor represents and warrants to the Manufacturer that:

      a) the Distributor is a corporation organized, validly existing and in good standing under the laws of Texas;

      b) the Distributor has full and unrestricted power and authority to execute and deliver this Agreement and perform its obligations under this Agreement, and necessary corporate action has been taken to authorize the execution and delivery of this Agreement and the performance of the Distributor's obligations under this Agreement and no consent of the Distributor's shareholders or of any other person or governmental agency is required to permit the Distributor to execute and deliver this Agreement and perform its obligations, except as may be required by a particular government agency or instrumentality in respect of importing the Products into a country in the Market;

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

      c) neither the execution or delivery of this Agreement nor the performance by the Distributor of its obligations under this Agreement conflict with or will result in a default under any contract, judgment, order, bylaw, charter provision or arbitration award to which the Distributor is a party or by which the Distributor is bound; and

      d) there is no pending or threatened claim, litigation, arbitration, investigation or other proceeding whatsoever which purports to, or which may, affect the Distributor's right, power and authority to enter into this Agreement, or which may result in a materially adverse change in the Distributor's financial condition or business prospects.

9.  TERM AND TERMINATION
--  --------------------

9.1.  TERM

If the Distributor does not purchase, and pay for, the minimum volumes required under Schedule B, the Manufacturer may terminate the exclusive nature of this Agreement by written notice if Distributor shall not have cured any failure within 60 days following receipt of written notice from Manufacturer of Distributor's failure to make such purchases.

Subject to the other provisions hereof, this Agreement shall have a term of five
(5) years commencing from the date of this Agreement.

9.2.  OPTION TO RENEW

Upon the expiration of this agreement the Distributor and Manufacturer agree to discuss the a renewal of this agreement for a further five (5) year period. Any renewal will be based on mutually agreed terms and conditions. The Manufacturer is under no obligation to offer and the Distributor is under obligation to accept, any specific terms or conditions.

9.3.  TERMINATION BY EITHER PARTY

Either party may, at its option, terminate this Agreement upon 60 days' prior written notice if the other party:

      a) is in breach or violates any of the material terms and conditions of or fails to perform any of its material obligations, including the achievement of minimum purchase levels, under this Agreement;

      b) becomes insolvent, bankrupt, makes an assignment for the benefit of its creditors or has a receiver, receiver/manager, trustee or liquidator appointed in respect of its business or its assets.

The Distributor may also terminate his Agreement at the end of any calendar year (following one full year of this contract period) upon giving sixty (60) days prior written notice of termination.

The Manufacturer can terminate the agreement at any time upon sixty (60) days notice by paying a termination fee equal to 10% of each of the remaining Minimum Purchase Volumes, discounted at 12% for that term and assuming in each year that the amount is discounted from the end of the year. Upon such termination the Manufacturer must agree to assume all contractual liabilities of the Distributor relating directly to the marketing and sale of the Manufacturer's products, including but not limited to product advertising, promotions and commissions.

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If the Distributor and Manufacturer do not renew the agreement under Section
9.2, or if the agreement is terminated pursuant to Section 9.1, 9.3 or 9.5 of the Agreement, then the Manufacturer, or it agent, distributor or representative, the Manufacturer may sell to current and prior customers of the Distributor without limitation or compensation to the Distributor.

9.4.  LIABILITIES

Upon termination of this Agreement, the Manufacturer will be required to complete any and all accepted Purchase Orders as at the date of termination and the Distributor will be required to receive and pay for all Products shipped in connection with such Purchase Orders.

9.5.  FORCE MAJEURE

No party will be liable for its failure to perform any of its obligations under this Agreement as a result of Acts of God (including all natural disasters), strikes, lockouts, civil disturbances, government or court ordered interruptions or delays, changes in regulations or public policy, acts of war and riots, or other such occurrences outside its reasonable control (acts of "force majeure"). Either party to this Agreement may elect to terminate this Agreement upon three
(3) months written notice to the other if the force majeure condition cannot be remedied by the Manufacturer within three (3) months of the commencement of the force majeure condition, and this Agreement shall be terminated at the end of such three (3) months period. A failure to make payments hereunder when due shall not be subject to any claim by Distributor of force majeure.

9.6.  SURVIVAL OF COVENANTS

The terms and conditions of this Agreement which require performance by the Distributor or the Manufacturer after the expiration or other termination of this Agreement, are and will remain enforceable notwithstanding such expiration or other termination of this Agreement for any reason whatsoever.

9.7.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES

All representations, warranties and indemnities made by the Manufacturer and Distributor hereunder or pursuant hereto will survive the termination of this Agreement for a period of one year.

10.  MANUFACTURER'S PROPRIETARY RIGHTS AND ADDITIONAL COVENANTS OF DISTRIBUTOR
---  -------------------------------------------------------------------------

The Distributor acknowledges that the Manufacturer has proprietary rights related to the development and production of the Products, as well as in the information being provided to Distributor regarding Manufacturer's Products. The Distributor acknowledges that because of the relationship between these parties certain proprietary information and other confidential information may be provided to the Distributor by the Manufacturer. The Distributor agrees not to use any of the Manufacturer's proprietary information for any purpose other than to carry out the purposes for which the proprietary information was disclosed, to wit: the Distributor's acquisition for resale of the Manufacturer's Products. The Distributor shall not disclose the proprietary information to any third party except to its sub-distributors and agents, but only on a "need to know" basis and only so long as the sub-distributor or agent signs an agreement which includes this provision of non-disclosure. The Distributor further agrees that after the Agreement is terminated it shall promptly return all proprietary information to the Manufacturer upon written request therefore from the Manufacturer.

For purposes of this Agreement, the Manufacturer's proprietary information shall include, but not be limited to, any of Manufacturer's manuals, records, plans, specifications, data, know how, training materials, products apparatus, equipment, processes, manufacturing methods, compositions, designs, and

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

all other items belonging to, or relating to the affairs of, the Manufacturer which the Distributor could not have reasonably obtained but for its relationship with the Manufacturer, provided that proprietary information shall not include information in the public domain or obtained from others under circumstances not involving a breach of this Agreement. Accordingly, at all times hereafter, except as authorized herein, Distributor agrees not to divulge, communicate, use to the detriment of the Manufacturer, or for the benefit of any person or entity for purposes not authorized hereunder or misuse in any way, any proprietary information of the Manufacturer. Except for information known to Distributor or its personnel prior to the signing of this Agreement or obtained from others in circumstances not involving a breach of this Agreement, the Distributor acknowledges and agrees that any information or data it has acquired from Manufacturer is received in confidence. The Distributor makes the aforesaid representations on its behalf as well as on behalf of its officers, directors, shareholders, employees and agents.

The aforesaid provisions shall remain in effect during the term of this Agreement and for a period of one (1) year after termination of this Agreement.

The Distributor agrees that in the event of a violation by it of any of the provisions of this Agreement, Manufacturer will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of these terms by Distributor or to enjoin Distributor from engaging in any activity in violation thereof. That parties acknowledge that the remedy at law for any breach or threatened breach by Distributor of the covenants and provisions set forth in this Agreement may be inadequate, that any such breach or threatened breach would cause immediate and permanent damage and would be irreparable, and that the exact amount of money damages may be impossible to ascertain. In addition to any and all other legal or equitable remedies which may be available to the Manufacturer, the Manufacturer may obtain temporary and permanent injunctive relief without the necessity of proving actual damage by reason of any such breach or threatened breach, and without being required to post any bond or other security.

11.  DISTRIBUTOR'S PROPRIETARY RIGHTS
---  --------------------------------

The Manufacturer acknowledges that the Distributor has proprietary rights related to the marketing and sales of the Products, as well as in the information being provided to the Manufacturer regarding the Market. The Manufacturer acknowledges that because of the relationship between these parties certain proprietary information and other confidential information may be provided to the Manufacturer by the Distributor. The Manufacturer agrees not to use any of the Distributor's proprietary information for any purpose other than to carry out the purposes for which the proprietary information was disclosed, to wit: the Manufacturer's development of Product for sale through the Distributor. The Manufacturer shall not disclose the proprietary information to any third party except to its sub-Manufacturers and agents, but only on a "need to know" basis and only so long as the sub-Manufacturer or agent signs an agreement which includes this provision of non-disclosure. The Manufacturer further agrees that after the Agreement is terminated it shall promptly return all proprietary information to the Distributor upon written request therefore from the Distributor.

For purposes of this Agreement, the Distributor's proprietary information shall include, but not be limited to, any of Distributor's manuals, records, plans, specifications, data, know how, training materials, selling methods, and all other items belonging to, or relating to the affairs of, the Distributor, including confidential information pertaining to the business of customers, which the Manufacturer could not have reasonably obtained but for its relationship with the Distributor, provided that proprietary information shall not include information in the public domain or obtained from others under circumstances not involving a breach of this Agreement. Accordingly, at all times hereafter, except as authorized herein,

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

Manufacturer agrees not to divulge, communicate, use to the detriment of the Distributor, or for the benefit of any person or entity for purposes not authorized hereunder or misuse in any way, any proprietary information of the Distributor. Except for information known to Manufacturer or its personnel prior to the signing of this Agreement or obtained from others in circumstances not involving a breach of this Agreement, the Manufacturer acknowledges and agrees that any information or data it has acquired from Distributor is received in confidence. The Manufacturer makes the aforesaid representations on its behalf as well as on behalf of its officers, directors, shareholders, employees and agents.

The aforesaid provisions shall remain in effect during the term of this Agreement and for a period of one (1) year after termination of this Agreement.

The Manufacturer agrees that in the event of a violation by it of any of the provisions of this Agreement, Distributor will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of these terms by Manufacturer or to enjoin Manufacturer from engaging in any activity in violation thereof. That parties acknowledge that the remedy at law for any breach or threatened breach by Manufacturer of the covenants and provisions set forth in this Agreement may be inadequate, that any such breach or threatened breach would cause immediate and permanent damage and would be irreparable, and that the exact amount of money damages may be impossible to ascertain. In addition to any and all other legal or equitable remedies which may be available to the Distributor, the Distributor may obtain temporary and permanent injunctive relief without the necessity of proving actual damage by reason of any such breach or threatened breach, and without being required to post any bond or other security.

12.  GENERAL PROVISIONS
---  ------------------

12.1.  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, expressed or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

12.2.  SEVERABILITY

If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if the Agreement had been executed without the invalid or unenforceable provision.

12.3.  AMENDMENTS

This Agreement may not be amended except in writing signed by the parties.

12.4.  ASSIGNMENT

Neither party may assign any right, benefit or interest in this Agreement without the written consent of the other party, except that either party may assign its rights, benefits and interest to a subsidiary, venture, corporation, partnership or limited partnership in which the assigning party maintains a controlling interest, and any other purported assignment without such consent will be void. No

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

assignment shall relieve a party of its obligations hereunder without the written consent of the other party.

Should the Manufacturer desire to sell its Consumer Products Division or any component of the company containing the Consumer Products Division including the company as a whole ("Component"), then the Manufacturer must first offer, in writing, to sell the Component to the Distributor. For the purpose of this provision the "Consumer Products Division is defined as any component(s) of the Manufacturer which has direct responsibility for the design, production and management of products for which the Distributor has exclusive marketing and distribution rights. Upon receiving a written offer from the Manufacturer, the Distributor will have up to 30 days in which to accept the offer and to demonstrate the capacity to complete any proposed purchase. Should the Distributor not elect to purchase the Component, or fail to adequately demonstrate the capacity to complete a purchase, then the Manufacturer may sell the Component to a third party under terms which are no more favorable than those offered to the Distributor.

Should the Manufacturer elect to sell the Component to a third party then that party shall agree to assume all of the rights and obligations of the Manufacturer under this agreement.

12.5.  WAIVER AND CONSENT

No consent or waiver, expressed or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

       12.5.1. be valid unless it is in writing and stated to be a consent or waiver pursuant to this section,

       12.5.2. be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation,

       12.5.3.  constitute a general waiver under this Agreement, or

       12.5.4. eliminate or modify the need for a specific consenter waiver pursuant to this section in any other or subsequent instance.

12.6.  GOVERNING LAW

This Agreement is and will be deemed to have been made in Texas and for all purposes will be governed exclusively by and construed and enforced in accordance with the domestic laws prevailing in Texas.

12.7.  VENUE AND JURISDICTION

The Parties agree that the jurisdiction and sole venue for enforcement of this Agreement should be a Federal or State court in Dallas County, Texas.

12.8.  WAIVER OF TRIAL BY JURY

THE PARTIES AGREE IN THE SPIRIT OF MUTUAL COOPERATION TO INITIALLY SUBMIT ANY DISPUTES ARISING PURSUANT TO THIS AGREEMENT TO NON-BINDING MEDIATION. THEY WILL UTILIZE A MEDIATOR FROM EITHER THE AMERICAN ARBITRATION ASSOCIATION OR J.A.M.S. ENDISPUTE, BOTH LOCATED IN DALLAS, TEXAS.

NOTWITHSTANDING THIS PROVISION, IN THE EVENT THAT SUCH MEDIATION DOES NOT RESULT IN SUCCESSFUL RESOLUTION OF AN AFFECTED DISPUTE, EACH THE PARTIES

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WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM INVOLVING ANY
MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES AND THE RIGHT TO ANY STATUTORY RELIEF OR REMEDY. THIS WAIVER IS MADE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY BY THE PARTIES AND EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL WHICH HAS BEEN SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED AND HAS DECLINED SAME, PRIOR TO THE EXECUTION BY IT OF THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

12.9.  ATTORNEY'S FEES AND COSTS

If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

12.10.  NOTICE

Each notice, request or direction given pursuant to this Agreement by either party to the other will be in writing and sent by facsimile to the numbers set forth below. Either party may, by notice to the other, change its number for facsimile delivery and the parties may mutually agree to amend the method of delivery of notice at any time during the term of this Agreement. All notices sent by facsimile will be deemed to be received on the following day.


To the Manufacturer:

          Vector Environmental Technologies, Inc.
          1335 Greg Street, Suite 104
          Sparks, Nevada  89431
          Attention:  Douglas C. Washburn, VP, Treasurer and Secretary
          Facsimile:  (702) 331-5527
          Telephone:  (702) 331-5524


To the Distributor:

          Bristol WorldSource, Inc.
          7557 Rambler Road, Suite 750
          Dallas, Texas, 75231
          Attention:  Vijay Fozdar, Managing Director

          Facsimile:  (214) 265-6501
          Telephone:  (214) 265-6516

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12.11.  BINDING EFFECT

This Agreement will inure to the benefit of and be binding upon the respective legal representatives, successors and permitted assigns of the parties.

12.12.  TIME OF ESSENCE

Time is of the essence in the performance of each obligation under this Agreement.

12.13.  NO PARTNERSHIP

The parties acknowledge and agree that nothing in this Agreement will constitute, by any means, a partnership between the parties.

12.14.  COUNTERPARTS

This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument.

          "Manufacturer"

                         Vector Environmental Technologies, Inc.

                         By: /s/ Douglas C. Washburn
                            --------------------------------------------
                         Douglas C. Washburn
                         Vice President, Secretary and Treasurer

          Date executed by Manufacturer:       9/6/96
                                        -------------------------

          "Distributor"

                         Bristol WorldSource, Inc.

                         By: /s/ Vijay Fozdar
                            --------------------------------------------
                         Vijay Fozdar
                         Managing Director

          Date executed by Distributor:        9/6/96
                                         ------------------------
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13.       SCHEDULES
---       ---------

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

               SCHEDULE "A"; MANUFACTURER'S PRODUCTS AND PRICES
               ------------------------------------------------


Products shall include all current and future consumer products of Vector Environmental Technologies, Inc. and any successor thereof including, but not limited to, all products relating to the filtration, purification, processing and treatment of water for drinking and personal hygiene, but excluding industrial and community-size applications and food and beverage processing.

With respect to future products, Distributor will have the option but not the obligation to sell or otherwise represent such products on an exclusive basis. If Distributor elects to sell or otherwise represent such products on an exclusive basis, then Distributor must advise Manufacturer within 30 days after receiving a written request for determination from the Manufacturer. If the Distributor elects to represent future product on an exclusive basis then the Distributor will immediately cease the sale or other relationship with products which are considered as directly competitive. Should the Distributor elect not to represent a future product on an exclusive basis then the Distributor may sell and represent such products on a non-exclusive basis unless and until advised by the Manufacturer that an exclusive distributor has been authorized by the Manufacturer.

The price of the Products will be equal to 135% of the Manufacturer's direct manufacturing cost, adjusted once every six months, unless otherwise agreed to in writing by the Manufacturer, except that the price for the Filtura and Filtura - Sport shall be fixed at $5.00 each and the ICE100 at $6.25 for the first year.

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

                         SCHEDULE "B"; MINIMUM VOLUMES
                         -----------------------------


Purchase Volume

The Manufacturer and Distributor will work closely together to sell and distribute Products representing the entire Product line of the Manufacturer meeting the criteria in Schedule "A".

The Minimum Purchase Volumes to be achieved, of which 25% must be from non-US North American sales, are established as follows:

First Year: The Distributor agrees to purchase, on a take-or-pay basis, a minimum of $1,000,000 in product from the Manufacturer during the first year following the date of this Agreement; $250,000 during the first three months; during the second three months; and $500,000 during the last six months.

condition.

For each subsequent year of this contract, the Distributor will agree to minimum purchases in the following amounts:

          Year         Minimum Purchase
          2            $2,000,000
          3            $3,000,000
          4            $5,000,000
          5            $7,500,000

For purposes of determining "Minimum Purchases", purchased are defined as occurring as of the date that purchase orders are accepted by the Manufacturer. Accordingly purchases during a period are equal to the Net Sales during the period less outstanding accepted purchase orders at the beginning of the period plus outstanding accepted purchase orders at the end of the period. "Net Sales" for this calculation being defined as equal to sales by the Manufacturer to the Distributor, less any returns and allowances. Should the Distributor fail to achieve minimum purchase level during any year then the Manufacturer has the option to terminate the exclusive nature of the Distribution Agreement.

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

                             SCHEDULE "C"; MARKET
                             --------------------

Exclusive Market
----------------

The Exclusive Distribution Rights granted to the Distributor include sales to customers within the North American Market to include the countries and territories of: Canada, United States, Mexico and territories of the United States including Puerto Rico and Guam.

Open Market
-----------
All regions and territories will be deemed open for purposes of this agreement except for:
                    The Exclusive Market regions noted above
                    Vietnam
                    India
                    The GCC Countries

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

                     SCHEDULE "D";  PATENTS AND TRADEMARKS
                     -------------------------------------


Diamond Rain(TM)
Filtura(TM)

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

                   SCHEDULE "E";  PROFIT DISTRIBUTION RATIO
                   ----------------------------------------


The ratio of funds to be distributed by the bank to the Manufacturer and the Distributor will be determined on a periodic basis at the request of either party. Determination of the ratio will be as follows:

      Based on sales to date:

      Distributor sales to customers
      Freight billed to customers not included in sales
      Other amounts billed to customers not included in sales  ____________
        Total                                                       (a)
                                                               ------------

      Manufacturer's sales to Distributor                           (b)
                                                               ------------

      Ratio of funds to Manufacturer                              (b)/(a)
                                                               ------------

      Ratio of funds to Distributor                              1-(b)/(a)
                                                               ------------

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

           SCHEDULE "F"; CONSUMER PRODUCTS NOT IN DIRECT COMPETITION
           ---------------------------------------------------------


                         REVERSE OSMOSIS BASED SYSTEMS
                         ULTRAVIOLET LIGHT BASED SYSTEMS
                         FAUCET MOUNTED FILTERS AND/OR PURIFICATION SYSTEMS* PORTABLE SYSTEMS**
                         SHOWER MOUNTED FILTRATION AND/OR PURIFICATION SYSTEMS CARAFE BASED FILTRATION AND/OR PURIFICATION SYSTEMS

* Does not include countertop systems which attach to faucets with diverter valves and tubing

** Limited to bacteriocidal systems and /or filtration systems capable of less than 3 micron filtration but not to bacteriostatic or filtration type systems not capable of less than 3 micron filtration.

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